                                       Securities and Exchange Commission
                                             Washington, D.C. 20549
                                 -----------------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report (Date of earliest event reported): May 18, 2005

                                           The Phoenix Companies, Inc.
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                             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102 -5056
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       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant’s telephone number, including area code:                                       (860) 403-5000
                                                                                --------------------------

                                                 NOT APPLICABLE
            -----------------------------------------------------------------------------------------
                          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On May 18, 2005, The Phoenix Companies, Inc. entered into an amended and restated employment agreement with its Chairman and Chief Executive Officer, Dona D. Young.  The original agreement would have expired on
December 31, 2005.  The term of the amended agreement will continue until at least December 31, 2008 and will extend thereafter for successive one-year periods unless either party provides timely notice to the contrary.
Except as otherwise expressly provided below, the amended and restated agreement is substantially similar to
Mrs. Young’s prior employment agreement, a description of which was included in our proxy statement for the
2005 annual meeting of shareholders.

         Pursuant to the amended agreement, Mrs. Young’s base salary continues at $950,000.

         Subject to meeting the performance criteria under the Company’s annual incentive plan, Mrs. Young’s annual bonus target will be:

               (i)      175% of her base salary for the calendar year 2005;

               (ii)     165% of her base salary for the calendar year 2006; and

               (iii)    160% of her base salary for each subsequent calendar year during the term of the agreement.

In each of the above calendar years, targets cannot be reduced.

         Subject to meeting the performance criteria under the Company’s long-term incentive plan, Mrs. Young’s long-term incentive target will be:

               (i)      225% of her base salary for the cycle commencing in calendar year 2005;

               (ii)     235% of her base salary for the cycle commencing in calendar year 2006; and

               (iii)    250% of her base salary for each subsequent cycle commencing in each calendar year during the term of the agreement.

In each of the above cycles, targets cannot be reduced.

         Also, in recognition of Mrs. Young’s contributions to the Company’s progress since being appointed CEO, she was granted (i) an award of 90,901 restricted stock units related to the Company’s common stock, and (ii)
an award of 45,450 performance based restricted stock units related to the Company’s common stock.  The restricted stock units will generally vest at the conclusion of the three (3) year period following the grant date. The performance based restricted stock units will generally vest as to half of the award, if the threshold performance criteria, and as to the entire award if the target performance criteria, established for the
Company’s 2005-2007 long-term incentive plan are met. Between threshold and target levels of performance, the portion of the performance based restricted stock units that will vest will be determined on a pro-rata basis. In addition, both the restricted stock units and the performance based restricted stock units will vest in full upon the occurrence of a “change of control” or the termination of Mrs. Young’s employment due to death or disability, by the Company “without cause” or by her for “good reason” (as each term is defined in her agreement).

         Except as described above with regard to the new restricted stock unit and performance based restricted stock unit awards, the benefits payable in the event Mrs. Young’s employment is terminated by the
Company without cause or by Mrs. Young for good reason, or in the event of a change in control, remain generally unchanged from those payable under the agreement prior to its amendment.  One exception is that, because Mrs. Young would qualify for retirement before the expiration of the initial term of the amended agreement, she will also be treated as a retiree under all of the Company benefit plans, programs and arrangements (excluding its qualified plans) if her employment is terminated by the Company without cause or by her for good reason prior to the end of the initial term.  In addition, the definition of good reason has been modified to include the Company’s election not to extend the term of the agreement.

         Except to the extent described above with regard to the new restricted stock unit and performance based restricted stock unit awards, benefits payable in the event Mrs. Young’s employment terminates as a result of her death or disability also remain unchanged.

         Mrs. Young will continue to participate in the employee benefit plans generally made available to senior officers and to receive all perquisites she was receiving immediately prior to the date the amended agreement was entered into as outlined in her original agreement.  The Company has also agreed not to reduce the benefits provided to her under her current change of control agreement without her consent, and to make available to her any improvements in the coverage generally made available to officers of the Company on the same terms and conditions as apply to such officers.

         Mrs. Young’s agreement continues the non-competition, non-solicitation and non-disparagement provisions for one year following the termination of her employment.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  May 18, 2005                                  By:    /s/ Carole A. Masters
                                                            ------------------------------------------------
                                                            Name:  Carole A. Masters
                                                            Title: Vice President